RNC Genter Dividend Income Fund

(Ticker Symbol: GDIIX)

A series of Investment Managers Series Trust

Supplement dated December 15, 2021 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated March 1, 2021.

Effective December 31, 2021 (the “Effective Date”), James “Rocky” Barber will no longer serve as portfolio manager of the RNC Genter Dividend Income Fund (the “Fund”). Mr. Barber will remain an Account Executive of RNC Genter Capital Management LLC, the Fund’s investment advisor. Accordingly, as of the Effective Date, all references in the Prospectus and SAI to Mr. Barber as portfolio manager of the Fund are hereby deleted. David P. Klatt, CFA, and David Pescherine, CFA, will continue to serve as portfolio managers of the Fund.

Please file this Supplement with your records.

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